                                FIRST AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                           INVESTOR RIGHTS AGREEMENT


     This First Amendment to Amended and Restated Investor Rights Agreement (the "AMENDMENT") is entered into as of September 28, 1998, by and among FirstWorld Communications, Inc., a Delaware corporation (the "COMPANY"), Colorado Spectra 1, LLC, a Colorado limited liability company ("SPECTRA 1"), Colorado Spectra 2, LLC, a Colorado limited liability company ("SPECTRA 2"), Colorado Spectra 3, LLC, a Colorado limited liability company ("SPECTRA 3") and Enron Capital & Trade Resources Corp., a Delaware corporation ("ENRON").

     WHEREAS, the Company, Spectra 1, Spectra 2, Spectra 3, Enron and the other parties set forth on the Exhibits thereto entered into that certain Amended and Restated Investor Rights Agreement, dated as of April 13, 1998 (the "INVESTOR RIGHTS AGREEMENT"); and

     WHEREAS, the parties hereto acknowledge pursuant to that certain Employment Agreement, dated as of the date hereof, between the Company and Sheldon S. Ohringer, Mr. Ohringer has been granted a right of first refusal to purchase his pro rata share of certain Equity Securities (as defined in the Investor Rights Agreement) on terms substantially similar to those set forth in the Investor Rights Agreement;

     WHEREAS, pursuant to the terms of Section 5.5(a) of the Investor Rights Agreement, the Investor Rights Agreement may only be amended or modified upon the written consent of the Company, Spectra 3, Enron and the holders of a majority of the Registrable Securities (as defined in the Investor Rights Agreement); and

     WHEREAS, the parties hereto hold a majority of the Registrable Securities under the Investor Rights Agreement; and

     WHEREAS, the parties hereto desire to amend the Investor Rights Agreement as set forth below.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. Section 4.1 of the Investor Rights Agreement is hereby deleted and replaced in its entirety by the following:

          "The Sturm Entities and Enron (each an "ELIGIBLE HOLDER") shall have a right of first refusal to purchase its pro rata share of all Equity Securities, as defined below, that the Company may from time to time propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. Each such Eligible Holder's pro rata share is equal to the ratio of (A) the number of Demand Shares which such Holder holds (or could hold upon exercise of the Common Warrants) immediately prior to the issuance of such Equity Securities to
     (B) the total number of shares of the Company's outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion or exercise of any outstanding warrants, options or other convertible securities) immediately prior to the issuance of the Equity Securities.
     The term "Equity Securities" shall mean (i) any Common Stock or Preferred Stock of the Company, (ii) any security convertible, with or without consideration, into any Common Stock or Preferred Stock (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock or Preferred Stock or (iv) any such warrant or right. The Company, the Sturm Entities and Enron acknowledge that, pursuant to the terms of an Employment Agreement dated as of September 28, 1998 (the "EMPLOYMENT AGREEMENT"), between the Company and Sheldon S. Ohringer, Mr. Ohringer was granted a right of first refusal to purchase his pro rata share of certain Equity Securities on terms substantially similar to those set forth herein. The Company, the Sturm Entities and Enron acknowledge that Mr. Ohringer is an "Eligible Holder" hereunder; however, Mr. Ohringer's right of first refusal will at all times be governed by the terms of the Employment Agreement."

2. Except as modified in this Amendment, the Investor Rights Agreement shall continue in full force and effect in accordance with its terms.

3. The Sturm Entities and Enron hereby acknowledge and agree that (i) the issuance of an option (the "STOCK OPTION") to purchase 2,805,000 shares of Series B Common Stock to Mr. Ohringer under the Employment Agreement and (ii) any subsequent issuance of the shares of Series B Common Stock underlying the Stock Option are "Excluded Securities" under Section 4.6 of the Investor Rights Agreement and, as such, the Sturm Entities and Enron do not have any "right of first refusal" with respect to the securities described in clauses (i) and (ii) of this Paragraph 3.



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     The foregoing agreement is hereby executed in counterparts as of the date first above written.


                                    FIRSTWORLD COMMUNICATIONS, INC.,
                                    a Delaware corporation


                                    By: /s/ Donald L. Sturm
                                       ----------------------------------------
                                       Donald L. Sturm, Chief Executive Officer


                                    ENRON CAPITAL & TRADE RESOURCES CORP.,
                                    a Delaware corporation


                                    By: /s/ C. Kevin Garland
                                       ----------------------------------------
                                       C. Kevin Garland


                                    COLORADO SPECTRA 1, LLC,
                                    a Colorado limited liability company


                                    By: /s/ Donald L. Sturm
                                       ----------------------------------------
                                       Donald L. Sturm, Manager


                                    COLORADO SPECTRA 2, LLC,
                                    a Colorado limited liability company


                                    By: /s/ Donald L. Sturm
                                       ----------------------------------------
                                       Donald L. Sturm, Manager


                                    COLORADO SPECTRA 3, LLC,
                                    a Colorado limited liability company


                                    By: /s/ Donald L. Sturm
                                       ----------------------------------------
                                       Donald L. Sturm, Manager


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